UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2005

FRANKLIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One Franklin Parkway, San Mateo, California	94403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 312-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)  On October 11, 2005, the Board of Directors (the “Board”) of Franklin Resources, Inc. (the “Company”) elected Mr. Joseph R. Hardiman to fill one newly created vacancy on the Board resulting from the Board’s increase in the authorized number of directors of the Company from twelve (12) directors to thirteen (13) directors, as described in Item 5.03 below. Mr. Hardiman is not, and has not been, an employee of the Company. The Board affirmatively determined that Mr. Hardiman was “independent” under the Company’s Director Independence Standards, as amended, and the independence requirements for directors pursuant to both the New York Stock Exchange Listed Company Manual and the rules for listed companies on the Pacific Exchange, Inc. The Board also appointed Mr. Hardiman to the Compensation Committee of the Board on October 11, 2005. As a non-employee director on the Board with no other relationship with the Company and its affiliates other than his prospective service to the Company as a non-employee director, Mr. Hardiman will receive the same standard compensation amounts paid to other non-employee directors for service on the Board, which amounts have been disclosed previously in the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission on December 23, 2004. There were no arrangements or understandings between Mr. Hardiman and any other person pursuant to which he was elected as a director, and there are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding Mr. Hardiman that are required to be disclosed by Item 404(a) of Regulation S-K, except as described above.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) The Board amended and restated the Company’s Amended and Restated By-Laws (the “By-Laws”), effective as of October 11, 2005, in order to amend Section 3.1 of Article III of the By-Laws to reflect an increase in the authorized number of directors of the Company from twelve (12) directors to thirteen (13) directors.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Franklin Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.
Date: October 14, 2005	/s/ Barbara J. Green
Name: Barbara J. Green Title: Vice President, Deputy General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Franklin Resources, Inc.